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                                                           EXHIBIT 10.15


                              AMENDMENT AGREEMENT NO. 2
                              TO THE CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT NO. 2 (the "Amendment Agreement"), dated as of May 21, 1998 to the CREDIT AGREEMENT dated as of May 1, 1997, as amended (the "Credit Agreement"), made by and among INTERIM SERVICES INC., a Delaware corporation (the "Borrower"), the Borrowing Subsidiaries parties hereto both as of the date hereof or pursuant to SECTION 2.20 to the Credit Agreement (herein each a "Company" and collectively, the "Companies"), the several financial institutions from time to time party to the Credit Agreement (collectively, the "Banks"; individually, a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and NATIONSBANK, N.A., as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:


     WHEREAS, the Borrower, the Companies, the Banks, the Documentation Agent and the Agent have entered into the Credit Agreement;

     WHEREAS, the Borrower has requested (i) that the Documentation Agent, the Agent and the Banks amend the Credit Agreement and (ii) that the Banks consent to the issuance of the Subordinated Indebtedness described herein; and

     WHEREAS, upon the terms and conditions contained herein the Documentation Agent, the Agent and the Banks are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the dates set forth below, as follows:

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          a.   The definition of "Permitted Receivables Securitization" in
     SECTION 1.1 of the Credit Agreement is hereby amended effective as of the date hereof by deleting the figure "$100,000,000" appearing therein and inserting in lieu thereof the figure "$150,000,000".

          b.   The definition of "Total Offshore Currency Sublimit" in SECTION
     1.1 of the Credit Agreement is hereby further amended effective as of the date hereof by deleting the figure "$315,000,000" appearing therein and inserting in lieu thereof the figure "$360,000,000".

          c.   Effective upon payment in full of Term Loan Outstandings, SECTION
     2.9 shall be amended by deleting in their entirety subsections (c), (d),
     (e) and (f) and relettering subsection (g) as subsection (c).

          d.   Effective as of the date hereof, clause (i) of Subsection (c) of
     SECTION 9.4 is hereby amended in its entirety so that as amended it shall read as follows:

          "(i) 2.50 to 1.00 or more no Acquisition for which the Acquisition Price equals or exceeds 10% of Consolidated Net Worth or the Stock Consideration exceeds 25% of Consolidated Net Worth may be made without the prior written consent of the Required Banks, and"

          e. Effective as of the date hereof, subsection (e) of SECTION 9.12 is hereby amended in its entirety so that as amended it shall read as follows:

               "(e) Additional Indebtedness of the Companies and its Subsidiaries not to exceed an outstanding amount of $100,000,000; PROVIDED, that the amount of such outstanding Indebtedness incurred by Subsidiaries that are not Guarantors shall not at any time exceed $25,000,000."

          f. Effective as of the date hereof, a new SECTION 9.14 is hereby added to the Credit Agreement which Section shall read as follows:

               "Section 9.14 SUBORDINATED INDEBTEDNESS. The Borrower shall not, and shall not permit any Subsidiary to, purchase, repay or redeem any Subordinated Indebtedness other than in accordance with its terms and then only so long as no Default or Event of Default shall exist both before and after giving effect to such payment; PROVIDED, HOWEVER, that the Borrower may purchase or redeem during any fiscal year up to a principal amount of its 4.5% Subordinated Convertible Notes due 2005 (the "Convertible Notes") not exceeding in the aggregate 5% of Consolidated Net Worth at any time prior to the conversion of Convertible Notes into common stock of the Borrower so long as (i) after giving effect to any such redemption or


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          repurchase there shall be available for borrowing pursuant to
          SECTION 2.1 not less than $50,000,000, (ii) no Default or Event of Default exists before giving effect to such purchase or redemption and (iii) the Borrower shall have furnished to the Agent a Compliance Certificate as of the most recent fiscal quarter end demonstrating that after giving effect to such purchase or redemption no Default or Event of Default exists.

     2. SUBORDINATED INDEBTEDNESS. Each Lender consents to the issuance of up to $175,500,000 4.5% Subordinated Convertible Notes due 2005 containing terms and conditions similar to those set forth in the term sheet attached hereto and marked EXHIBIT 1.

     3. REPRESENTATIONS AND WARRANTIES. In order to induce the Documentation Agent, the Agent and the Banks to enter into this Amendment Agreement, each Company hereby represents and warrants that the Credit Agreement has been re-examined by such Company and that except as disclosed by any Company in writing to the Banks as of the date hereof:

          a.   The representations and warranties made by the Borrower in
     Article VII thereof are true on and as of the date hereof except that the financial statements referred to in SECTION 7.10 shall be those most recently furnished to the Agent pursuant to SECTION 8.1;

           b. There has been no material adverse change in the condition, financial or otherwise, of such Company and its Subsidiaries since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

           c. The business and properties of such Company and its Subsidiaries are not, and since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed

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     forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          d. After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of such Company under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

     4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

          a. twenty-two counterparts of this Amendment Agreement duly executed by all signatories hereto; and

          c. copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the


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parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     6. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of the Companies as provided in the Guaranty.

     7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

     10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

     12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

                    [Remainder of page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                      INTERIM SERVICES INC.


_____________________         By: _______________________________
                              Name: Shannon C. Allen
                              Title: Treasurer



                              INTERIM SERVICES (EUROPE) INC.


                              By: _______________________________
                              Name: Shannon C. Allen
                              Title: Treasurer



                              MICHAEL PAGE GROUP PLC
                              (formerly known as Interim Services (UK) PLC)


                              By: _______________________________
                              Name: Roy Krause
                              Title: Director


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                              INTERIM ACCOUNTING PERSONNEL INC.
                              INTERIM FINANCIAL CORPORATION
                              INTERIM LEGAL SERVICES INC.
                              INTERIM PERSONNEL INC.
                              INTERIM TEMPORARY PERSONNEL INC.
                              RICH FIELD AGENCY, INC.
                              INTERIM TECHNOLOGY INC.
                              INTERIM REAL ESTATE SOLUTIONS INC.
                              CORNELL COMPUTER CORP.
                              SPECTRUM FINANCIAL CORPORATION
                              INTERIM CAREER SERVICES INC.
WITNESS:

                              By: _______________________________
                              Name: Shannon C. Allen
                              Title: Treasurer


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

                              NATIONSBANK, NATIONAL ASSOCIATION, as Agent and Issuing Bank


                              By: _______________________________
                              Name: Andrew M. Airheart
                                    -----------------------------
                              Title: Senior Vice President
                                    -----------------------------


                              NATIONSBANK, NATIONAL ASSOCIATION, as a Bank


                              By: _______________________________
                              Name: Andrew M. Airheart
                                    -----------------------------
                              Title: Senior Vice President
                                    -----------------------------


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

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Documentation Agent and as a Lender


                              By: _______________________________
                              Name: _____________________________
                              Title:_____________________________


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                              THE FUJI BANK AND TRUST COMPANY,
                              as a Co-Agent and as a Lender


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              THE CHASE MANHATTAN BANK,
                              as a Co-Agent and as a Lender


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              FLEET NATIONAL BANK, as a Co-Agent
                              and as a Lender


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              ABN AMRO BANK NV


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


                              By: _______________________________
                              Name: _____________________________
                              Title:_____________________________


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                              BANK OF MONTREAL


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, ATLANTA AGENCY


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              Intentionally left blank.


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                              THE SUMITOMO BANK, LIMITED


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              THE BANK OF NEW YORK


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              COMERICA BANK


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              HIBERNIA NATIONAL BANK


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              WACHOVIA BANK, N.A.


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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                              LTCB TRUST COMPANY


                              By: _______________________________
                              Name: Tom Meyer
                              Title: Senior Vice President


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                              BANK POLSKA KASA OPIEKI


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


                                       25

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                              BANK BUMI PUTRA MALAYSIA BERHAD


                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________


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

                                      EXHIBIT I


                                    SEE ATTACHED.


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